SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 10, 2011
Date of Report (date of earliest event reported)

AMERICAN SIERRA GOLD CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-52927	98-0528416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accountant

On February 10, 2011, the Board of Directors (the “Board”) of American Sierra Gold Corp. (the “Company”) dismissed Etania Audit Group, P.C., formerly Davis Accounting Group, P.C., (“Etania”) as the Company’s independent registered public accounting firm.

It just recently came to the Company’ s attention that Etania was not duly licensed when it issued its audit opinion on the Company’s financial statements for the years ended July 31, 2010 and July 31, 2009 (the “Financial Statements”) included in the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2010. Accordingly, the Financial Statements are not considered to be audited.

Etania’s audit report of the Financial Statements included language expressing substantial doubt as to the Company’s ability to continue as a going concern. The audit report of the Financial Statements contained no other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  Etania’s audit report of the Company’s audited financial statements for the years ended July 31, 2009 and July 31, 2008 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As such, in connection with the audit of the Financial Statements by Etania, there were no disagreements between the Company and Etania on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Etania’s satisfaction, would have caused Etania to make reference to the subject matter of the disagreement in connection with its reports on the Financial Statements.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit reports, occurred during the fiscal years ended July 31, 2010 and July 31, 2009.  During the two most recent fiscal years and any subsequent period preceding dismissal, there were no disagreements with Etania, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company provided Etania with a copy of the foregoing disclosure, and requested that Etania furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. As of the time of this filing, Etania has not provided the Company with such letter. Upon receipt of the letter from Etania, the Company will file the letter with the SEC by amendment to this report.

Engagement of Independent Registered Public Accountant

On January 21, 2011, the Board engaged the accounting firm of Thomas J. Harris, CPA  (“Harris”) and appointed it as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ended July 31, 2009 and  July 31, 2010 prior to the engagement of Harris, the Company did not consult with Harris with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Harris has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2011	AMERICA SIERRA GOLD CORP.
/s/ James Vandeberg
By:
James Vandeberg Chief Executive Officer